V E R I T E X First Quarter 2019 Investor Presentation April 23, 2019

Safe Harbor Forward‐looking statements This presentation contains certain “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward‐looking statements. Forward‐looking statements include, without limitation, statements relating to the impact Veritex expects its recently completed acquisition of Green to have on its operations, financial condition and financial results and Veritex’s expectations about its ability to successfully integrate the combined businesses of Veritex and Green and the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the recently completed acquisition of Green. The forward‐looking statements in this presentation also include statements about Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends,whichare inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward‐looking in nature and not historical facts, although not all forward‐looking statements include the foregoing words. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward‐looking statements include, but are not limited to, the possibility that the businesses of Veritex and Green will not be integrated successfully, thatthecost savings and any synergies from the acquisition may not be fully realized or may take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex has (or Green had) business relationships, diversion of management time on integration‐related issues, the reaction to the acquisition by Veritex’s and Green’s customers, employees and counterparties and other factors, many of which are beyond the control of Veritex. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10‐K for the year ended December 31, 2018 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10‐Q, Current Reports on Form 8‐K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward‐looking statements. Any forward‐looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to update or revise any forward‐looking statements, whether as a result of new information, future developments or otherwise. All forward‐looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward‐looking statements that Veritex or persons acting on Veritex’s behalf may issue. 2

Non‐GAAP Financial Measures Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain supplemental non‐GAAP financial measures used in managing its business provide meaningful information to investors about underlying trends in its business. Management uses these non‐GAAP measures to assess the Company’s operating performance and believes that these non‐GAAP measures provide information that is important to investors and that is useful in understanding Veritex’s results of operations. However, non‐GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with GAAP. The following are the non‐GAAP measures used in this presentation: • Tangible book value per common share; • Tangible common equity to tangible assets; • Returns on average tangible common equity; • Operating net income; • Pre‐tax, pre‐provision operating return on average assets • Diluted operating earnings per share; • Operating return on average assets; • Operating return on average tangible common equity; and • Operating efficiency ratio. Please see “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP. 3

First Quarter 2019 Key Accomplishments • Diluted EPS was $0.13 and diluted operating EPS was $0.59, or $32.7 million, up 25.5% compared to the prior quarter. • ROATCE of 5.09% and operating ROATCE of 18.81% in Q1 compared to 11.52% and 13.37%, respectively, in Q4 2018. • Return on average assets of 0.38% with operating return on Green Bank Merger Update average assets of 1.69% in Q1 compared to 1.40% in Q4 2018. Closed merger on January 1, 2019 • Pre‐tax, pre‐provision (“PTPP”) operating return on average Integration of people, processes and  assets increased to 2.40% in Q1 compared to 1.95% in Q4 2018. culture proceeding well and exceeding  management expectations • Efficiency ratio of 82.30% and operating efficiency ratio of Cost savings are being realized faster  43.54%, down from 50.65% in Q4 2018. than modeled • Book value per common share was $21.88 and tangible book Core system conversion schedule for Q2 value per common share was $13.76 in Q1 compared to $21.88 3 branch closures and 1 branch divestiture  and $14.74, respectively, in Q4 2018, reflecting operating planned for late Q2 earnings, merger expenses, dividends, share repurchase activity and the impact of the merger with Green. Earnback of TBV dilution from merger occurring quicker than originally modeled. • On April 22, 2019, declared quarterly cash dividend of $0.125 per common share payable in May 2019. 4

Fully Diluted EPS and ROATCE1 Diluted Earnings Per Share1 $0.59  $0.60 $0.50  $0.50 $0.46  $0.47  $0.42  $0.42  $0.42  $0.40  $0.40 $0.36  $0.30 $0.20 $0.13  $0.10 $0.00 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating ROATCE1 18.81% 20% 15.86% 14.07% 15% 12.49% 13.37% 13.61% 10% 12.80% 10.79% 11.52% 5% 5.09% 0% 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating 1 Please refer to the “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non‐GAAP financial measures.  5

ROAA and Efficiency Ratio1 ROAA1 2.0% 1.69% 3.0% 1.64% 2.40% 1.47% 1.40% 2.5% 2.13% 1.5% 1.28% 2.03% 1.98% 1.95% 2.0% 1.40% 1.0% 1.34% 1.20% 1.5% 1.10% 1.0% 1.40% 1.20% 0.5% 1.34% 1.10% 0.38% 0.5% 0.38% 0.0% 0.0% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating Reported PTPP Operating Efficiency Ratio1 82.30% 80% 70% 57.58% 60% 54.28% 53.51% 54.27% 50% 49.94% 50.65% 48.67% 49.09% 43.54% 40% 1Q18 2Q18 3Q18 4Q18 1Q19 Reported Operating 1 Please refer to the “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non‐GAAP financial measures.  6

Tangible Book Value per Common Share Tangible Book Value per Common Share1 $15.00 $14.74  $14.50 $14.21  $13.83  $14.00 $13.76  $13.37  $13.50 $13.00 $12.50 $12.00 $11.50 $11.00 1Q18 2Q18 3Q18 4Q18 1Q19 1 Please refer to the “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non‐GAAP financial measures.  7

Net Interest Income • Net interest margin (“NIM”) increased to 4.17% in 1Q19 from 3.89% in 4Q18. • Excluding all purchase accounting, the adjusted NIM expanded 5 bps to 3.78% reflecting the asset sensitive balance  sheet. • Mix of interest earning assets negatively impacted NIM given excess liquidity. Net Interest Margin (%) 4.40% 4.43% 4.17% 4.20% 4.07% 4.13% 4.00% 4.07% 4.00% 3.89% 3.81% 3.84% 3.80% 3.78% 3.78% 3.75% 3.74% 3.73% 3.60% 3.63% 1Q18 2Q18 3Q18 4Q18 1Q19 NIM Adjusted NIM (Less Accelerated Loan Accretion, Includes Scheduled Accretion & Amortization) Adjusted NIM (Excludes All Purchase Accounting) 8

Non Interest Income (Operating) • Non interest income totaled $8.5 million for the quarter ended March 31, 2019, a 134.4% increase over the prior  quarter. • Operating non‐interest income totaled $9.3 million1 for the quarter ended March 31, 2019, a 152.8% increase over the  prior quarter. • Strong quarter in the government guaranteed business with premiums increasing on $25.4 million of sold volumes. Operating Non Interest Income Composition ($ in thousands) $9,256 $2,091  $2,370  $3,661 $1,278  $611  $2,370 $2,290 $2,408 $1,831  $582  $919  $767  $3,517  $581  $416  $270  $274  $261  $410  $387  $933  $846  $809  $832  1Q18 2Q18 3Q18 4Q18 1Q19 Service charges and fees on deposit accounts Loan fees Gain on sale of loans Other 9 1 Please refer to the “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non‐GAAP financial measures.

Non Interest Expense (Operating) • Non interest expense totaled $67.0 million for the quarter ended March 31, 2019, a 282.0% increase over the prior  quarter. • Operating non‐interest expense totaled $35.8 million1 for the quarter ended March 31, 2019, a 118.3% increase over  the prior quarter. • Q2 expense initiatives include branch closures/divestitures, core conversion, planned employee departures offset by  investments in new employees to support future growth. Operating Non Interest Expense Composition ($ in thousands) $35,776 $6,584  $2,760  $3,418  $4,129  $16,388 $15,728 $15,554 $14,705 $2,974  $3,765  $2,579  $2,942  $798  $835  $978  $856  $1,893  $1,889  $1,802  $1,528  $2,412  $18,885  $1,253  $2,143  $2,890  $7,930  $7,236  $7,394  $8,278  1Q18 2Q18 3Q18 4Q18 1Q19 Salaries and employee benefits Occupany and equipment Professional and regulatory fees Amortization of intangibles Other 10 1 Please refer to the “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non‐GAAP financial measures.

Loans • Loans held for investment grew $3.2 billion, or 126.1%, as a  result of our acquisition of Green and organic growth. For the Quarter Ended ($ in millions) 4Q18 1Q19 1 1 • Originated loans increased $391 million, or 18.4%, for the  Originated Loans               2,121               2,512 quarter ended March 31, 2019. Acquired Loans                  435               3,266 • 56.5% of loan portfolio was credit marked in the last 6 quarters. Total Loans               2,556               5,778 Qtr / Qtr Change in Balance Loans Held for Investment  Originated Loans 1 9.2% 18.4% ($ in billions) Acquired Loans (14%) 650.8% Total Loans 4.5% 126.1%  $6 $5.8B Loan Composition  $5 As of March 31, 2019  $4 $3.3  1‐4 Family and  Consumer 10% Commercial  $3 31% $0.5  $0.4   $2 $0.8  $0.7  $2.5   $1 $1.9  $2.1  $1.5  $1.7   $‐ Owner  1Q18 2Q18 3Q18 4Q18 1Q19 Commercial  Occupied CRE Real Estate 13% Originated Acquired 44% Mortgage Warehouse 2% 1 Originated loans includes newly originated loans and purchased loans that have matured and renewed during the quarter. 11

Deposits and Liquidity • Noninterest‐bearing deposits totaled $1.4 billion,  Deposits which comprised 22.9% of total deposits as of  ($ in thousands) March 31, 2019.  $6,000 • Loan to deposit ratio decreased to 91.8% at March  31, 2019 from 97.4% at December 31, 2018. $2,241  • 1Q19 cost of deposits would have increased 10 bps   $5,000 over 4Q18 levels excluding the impact of purchase  accounting • Continued focus on cost‐effective deposit growth   $4,000 with core client relationships. Average Cost of Total Deposits  $3,000 1.75% $2,617  1.62% 1.59% $648  $683  $542  $626   $2,000 1.39% 1.32% 1.25% 1.20% $1,346  1.05% $1,355  $1,253  $1,313  1.00%  $1,000 $1,440  0.74% $597  $611  $662  $626   $‐ 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Average cost of total deposits Average cost of interest‐bearing deposits Noninterest‐bearing Interest‐bearing Certificates and other time deposits 12

Strong Asset Quality Non‐Purchased  Purchased  ($ in thousands) Impaired Impaired Total ALLL balance at 12/31/18$            17,953 $             1,302 $           19,255 Net charge‐offs                  (104)               (2,560)               (2,664) Net charge‐offs – 5bps Provisions for loan losses                3,455                1,557                5,012 ALLL balance at 3/31/19$            21,304 $                299 $           21,603 Remaining purchase discount ("PD") mark              29,244              54,121              83,365 Total ALLL + PD$            50,548 $           54,420 $        104,968 Effective Reserve of  1.82% or $105.0 MM Loan balances$      5,612,853 $        165,348 $     5,778,201 ALLL percentange 0.38% 0.18% 0.37% Remaining purchase discount mark percentage 0.52% 32.73% 1.44% Effective reserve percentange 0.90% 32.91% 1.82% Allowance for Loan Losses Ratio NPAs / Total Assets 1.81% 0.80% 0.77% 1.40% 1.29% 1.28% 1.23% 0.73% 0.75% 0.29% 0.61% 0.58% 0.16% 0.37% 0.12% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 ALLL ALLL + Remaining PD NPAs / Total Assets 13

VHI Capital Ratios 1Q18 4Q18 1Q19 Common equity Tier 1 ratio 12.04 11.80 11.07 Tier 1 capital ratio 12.48 12.18 11.50 Total risk‐based capital ratio 13.17 12.98 12.45 Leverage ratio 11.84 12.04 10.57 Tangible common equity to tangible assets ratio1 11.17 11.78 10.02 • Repurchased $7.7 million in common stock (316,600 shares) in  2019 1Q19 • Share count reduced by 0.6% Capital • Returned $14.5 million to common shareholders during the  Actions quarter with repurchases of $7.7 million in common stock and  $6.8 in common dividends 1 Please refer to the “Reconciliation of Non‐GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non‐GAAP financial measures.  14

2019 Success Factors • Build and maintain Veritex culture during integration • Additional relationship management hires Talent/Culture • Monthly employee communications • New focus on Training • Successful management of Stock Buyback Capital • Quarterly common dividend of $0.125 • Dedicated to preserving and enhancing our enterprise risk  Risk  management, including credit process and structure • Technology focused upgrades Management • Continued focus on BSA/AML, Compliance and CRA teams • Complete data conversion in Q2 2019 • Deposit growth strategies –“top of mind” Revenue  • Treasury management growth through Green platform Synergies • Building momentum in the HOA division • Continued focus on growing the middle market 15

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